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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): December 20, 1995
                                                        -----------------



                            FRUIT OF THE LOOM, INC.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                   1-8941             36-3361804
   -----------------------------    --------------     -------------------
   (State or Other Jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)


                               5000 SEARS TOWER,
                            233 SOUTH WACKER DRIVE,
                            CHICAGO, ILLINOIS 60606
        ----------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code (312) 876-1724
                                                          --------------
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ITEM 5.  OTHER EVENTS.

On December 20, 1995, the Registrant issued the news release attached as
Exhibit 99.1. The information contained in this news release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1       News Release of Registrant dated December 20, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRUIT OF THE LOOM, INC.



Dated:  January 3, 1996                    By:     /s/ LARRY K. SWITZER
                                              --------------------------------
                                                       Larry K. Switzer
                                                     Executive Vice President
                                                    and Chief Financial Officer





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                                 Exhibit Index


                                                                Sequentially
  Exhibit #                        Item                        Numbered Pages
---------------              -------------------             ------------------
    99.1                        News Release                          5





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